Interest Expense, Net (Details) - Schedule of Interest Expense, Net - Interest Income And Expense [Member] ₨ in Millions, $ in Millions		12 Months Ended
		Mar. 31, 2023 INR (₨)	Mar. 31, 2023 USD ($)	Mar. 31, 2022 INR (₨)	Mar. 31, 2021 INR (₨)
Interest expense:
Term loans		₨ 9,644	$ 117.3	₨ 9,577	₨ 8,399
Bank charges and other	[1]	369	4.5	3,069	598
Loss on account of modification of contractual cash flows		30	0.4	294
Total interest expenses		10,043	122.2	12,940	8,997
Interest income:
Term and fixed deposits		977	11.9	578	554
Others		691	8.4	432	33
Other income		1,668	20.3	1,010	587
Total		₨ 8,375	$ 101.9	₨ 11,930	₨ 8,410

[1]	Bank charges and other includes amortization of debt financing costs of INR 369 million, INR 1,107 million and INR 336 million (US$4.1 million) for the years ended March 31, 2021, 2022 and 2023, respectively, and includes debt financing costs written off related to the debt refinancing amounting to INR 30 million, INR 739 million and INR Nil million respectively.